Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)   ☐
_______________________________________________________

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

31-0841368
I.R.S. Employer Identification No.

800 Nicollet Mall
Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

James Kowalski
U.S. Bank National Association
535 Griswold Street, Suite 550
Detroit, MI 48226
(313) 234-4716
(Name, address and telephone number of agent for service)

Meritor, Inc. (Issuer with respect to the Securities)
Indiana	38-3354643
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2135 West Maple Road
Troy, Michigan	48084-7186
(Address of Principal Executive Offices)	(Zip Code)

Debt Securities and
Guarantees of Debt Securities
(Title of the Indenture Securities)

GUARANTORS

Exact Name of	State or Other
Obligor as Specified	Jurisdiction of	I.R.S. Employer	Address of
in its Charter	Incorporation or	Identification	Principal
	Organization	Number	Executive Offices

Arvin Holdings	Netherlands	98-0589784	c/o Meritor, Inc.
Netherlands B.V.			2135 West Maple
Road
Troy, Michigan
48084-7186
Arvin Technologies, Inc.	Michigan	38-3349979	c/o Meritor, Inc.
2135 West Maple
Road
Troy, Michigan
48084-7186
ArvinMeritor Filters	Delaware	73-1305936	c/o Meritor, Inc.
Operating Co., LLC			2135 West Maple
Road
Troy, Michigan
48084-7186
ArvinMeritor Limited	England and Wales	98-0110847	c/o Meritor, Inc.
2135 West Maple
Road
Troy, Michigan
48084-7186
ArvinMeritor OE, LLC	Delaware	38-3622443	c/o Meritor, Inc.
2135 West Maple
Road
Troy, Michigan
48084-7186
Arvinmeritor Sweden	Sweden	98-0473144	c/o Meritor, Inc.
AB			2135 West Maple
Road
Troy, Michigan
48084-7186
ArvinMeritor	Delaware	52-2196523	c/o Meritor, Inc.
Technology, LLC			2135 West Maple
Road
Troy, Michigan
48084-7186
Meritor Aftermarket	Delaware	26-2497100	c/o Meritor, Inc.
USA, LLC			2135 West Maple
Road
Troy, Michigan
48084-7186

Meritor Cayman Islands,	Cayman Islands	38-3559688	c/o Meritor, Inc.
Ltd.			2135 West Maple
Road
Troy, Michigan
48084-7186
Meritor Electric	Delaware	82-3270448	c/o Meritor, Inc.
Vehicles, LLC			2135 West Maple
Road
Troy, Michigan
48084-7186
Meritor Heavy Vehicle	Delaware	38-3441039	c/o Meritor, Inc.
Braking Systems			2135 West Maple
(U.S.A.), LLC			Road
Troy, Michigan
48084-7186
Meritor Heavy Vehicle	Delaware	38-3371768	c/o Meritor, Inc.
Systems, LLC			2135 West Maple
Road
Troy, Michigan
48084-7186
Meritor Heavy Vehicle	Delaware	25-1407192	c/o Meritor, Inc.
Systems (Singapore)			2135 West Maple
Pte., Ltd.			Road
Troy, Michigan
48084-7186
Meritor Heavy Vehicle	Delaware	38-3436040	c/o Meritor, Inc.
Systems (Venezuela),			2135 West Maple
Inc.			Road
Troy, Michigan
48084-7186
Meritor Holdings, LLC	Delaware	98-0439989	c/o Meritor, Inc.
(formerly named			2135 West Maple
ArvinMeritor Holdings			Road
Mexico, LLC)			Troy, Michigan
48084-7186
Meritor, Inc.	Nevada	52-2092391	c/o Meritor, Inc.
2135 West Maple
Road
Troy, Michigan
48084-7186
Meritor International	Delaware	90-0218822	c/o Meritor, Inc.
Holdings, LLC (formerly			2135 West Maple
named Arvin			Road
International Holdings,			Troy, Michigan
LLC)			48084-7186
Meritor Luxembourg	Luxembourg	98-0217915	c/o Meritor, Inc.
S.A.R.L.			2135 West Maple
Road
Troy, Michigan
48084-7186

Meritor Management	Delaware	25-1221513	c/o Meritor, Inc.
Corp.			2135 West Maple
Road
Troy, Michigan
48084-7186
Meritor Netherlands B.V.	Netherlands	98-0228486	c/o Meritor, Inc.
2135 West Maple
Road
Troy, Michigan
48084-7186
Meritor Specialty	Delaware	82-2716157	c/o Meritor, Inc.
Products LLC			2135 West Maple
Road
Troy, Michigan
48084-7186
Meritor Technology,	Delaware	98-0272396	c/o Meritor, Inc.
LLC			2135 West Maple
Road
Troy, Michigan
48084-7186

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

	a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency Washington, D.C.

	b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

	1.	A copy of the Articles of Association of the Trustee.*

	2.	A copy of the certificate of authority of the Trustee to commence business, attached as Exhibit 2.

	3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

	4.	A copy of the existing bylaws of the Trustee.**

	5.	A copy of each Indenture referred to in Item 4. Not applicable.

	6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

	7.	Report of Condition of the Trustee as of September 30, 2017, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

** Incorporated by reference to Exhibit 25.1 to registration statement on form S-3ASR, Registration Number 333-199863 filed on November 5, 2014.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Detroit, State of Michigan on the 11th of December, 2017.

By:	/s/ James Kowalski
James Kowalski
Vice President

Exhibit 2

Office of the Comptroller of the Currency

Washington, DC 20219

CERTIFICATE OF CORPORATE EXISTENCE

I, Keith A. Noreika, Acting Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. "U.S. Bank National Association," Cincinnati, Ohio (Charter No. 24), is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this certificate.

IN TESTIMONY WHEREOF, today, June 7, 2017, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the U.S. Department of the Treasury, in the City of Washington, District of Columbia.

Acting Comptroller of the Currency

Exhibit 3

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: December 11, 2017

By:	/s/ James Kowalski
James Kowalski
Vice President

Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
As of 9/30/2017

($000’s)

9/30/2017
Assets
Cash and Balances Due From	$20,502,653
Depository Institutions
Securities	110,797,206
Federal Funds	24,647
Loans & Lease Financing Receivables	277,953,611
Fixed Assets	4,538,527
Intangible Assets	12,820,876
Other Assets	25,614,306
Total Assets	$452,251,826

Liabilities
Deposits	$353,914,855
Fed Funds	992,263
Treasury Demand Notes	0
Trading Liabilities	989,885
Other Borrowed Money	31,965,947
Acceptances	0
Subordinated Notes and Debentures	3,300,000
Other Liabilities	14,438,977
Total Liabilities	$405,601,927

Equity
Common and Preferred Stock	18,200
Surplus	14,266,915
Undivided Profits	31,565,657
Minority Interest in Subsidiaries	799,127
Total Equity Capital	$46,649,899

Total Liabilities and Equity Capital	$452,251,826